SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 15, 2001


                          GEORGIA-PACIFIC CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

        GEORGIA                       1-3506                  93-0432081
(State of Other Jurisdiction     (Commission File         (I.R.S. Employer
     of Incorporation)                Number)             Identification No.)



              133 Peachtree Street, N.E., Atlanta, Georgia 30303
              (Address of Principal Executive Offices) (Zip Code)

                                (404) 652-4000
              Registrant's Telephone Number, including area code


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Item 5.     Other Events.

Attached hereto as Exhibit 99.1 is a press release issued by Georgia-Pacific Corporation on August 15, 2001 which press release is hereby incorporated herein by this reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

       99.1 Press release issued by Georgia-Pacific Corporation on August 15, 2001.


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GEORGIA-PACIFIC CORPORATION



                                           By: /s/ KENNETH F. KHOURY
                                               ---------------------
                                               KENNETH F. KHOURY
                                               Vice President, Deputy General
                                               Counsel and Secretary



DATED:  August 15, 2001


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                          GEORGIA-PACIFIC CORPORATION

                           Exhibit Index to Form 8-K


Exhibit No.

99.1     Press release issued by Georgia-Pacific Corporation on August 15, 2001.